EXHIBIT 10.2*

FOURTH AMENDMENT

TO

LICENSE AGREEMENT

THIS FOURTH AMENDMENT (this “Fourth Amendment”), dated as of September 28, 2012 (the “Effective Date”), to the License Agreement dated as of November 15, 2005 (together with its amendments, the “License Agreement”) by and between L.C. Licensing LLC. (f/k/a L.C. Licensing, Inc.) a Delaware limited liability company with an office at c/o Fifth & Pacific Companies, Inc., 1441 Broadway, New York 10018 on the one hand (“Licensor”), and Movado Group, Inc., a New York Corporation with an office at 650 From Road, Paramus, New Jersey 07652 (the “Licensee”).

WHEREAS, the Licensor and Licensee (together the “parties”) are parties to the License Agreement; and,

WHEREAS, the parties now desire to amend certain terms of the License Agreement, on and subject to the provisions herein.

NOW THEREFORE, in consideration of the premises, the mutual promises set forth below and for other good and valuable consideration, the sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

The parties acknowledge and agree that Licensee’s Contract Year 8 (2012) National Advertising, Marketing and Coop. expenditure obligation set forth on Schedule 7.2 of the License Agreement is hereby revised such that Licensee shall be required to spend an amount for Contract Year 8 (2012) that is * such Contract Year pursuant to such schedule.

2.	Schedule 3.3(g) (MINIMUM NET SALES) of the License Agreement is hereby amended by deleting such Schedule in its entirety and replacing it with the corresponding Schedule attached hereto.

3.	Schedule 8.2 (GUARANTEED MINIMUM ROYALTIES) of the License Agreement is hereby amended by deleting such Schedule in its entirety and replacing it with the corresponding Schedule attached hereto.

4.	Except to the extent expressly modified by this Fourth Amendment, the License Agreement and all of its terms and conditions remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers to execute this Fourth Amendment as of the Effective Date.

L.C. LICENSING, LLC		MOVADO GROUP, INC.
(f/k/a L.C. LICENSING, INC.)

By:	/s/ Diane Bernstein	By:	/s/ Timothy F. Michno
Name:	Diane Bernstein	Name:	Timothy F. Michno
Title:	SVP Global Business Strategy	Title:	General Counsel

*

CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED FROM THIS PAGE AND FROM SCHEDULE 3.3(g) AND SCHEDULE 8.2 AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (“1934 ACT”).

SCHEDULE 3.3(g) MINIMUM NET SALES

Licensee shall achieve Net Sales of Licensed Merchandise in the U.S. of * in Year 1 (2005) and * in Year 2 (2006).

Licensee shall achieve Net Sales in Contract Year 8 (2012) of * .

Licensee shall achieve Net Sales in Contract Year 9 (2013) of * .

In each Contract Year thereafter, other than with respect to Contract Year 8 (2012) and Contract Year 9 (2013), Licensee shall achieve Net Sales equal to * for the prior Contract Year and the following base sales amount for such Contract Year:

Initial Term:

CONTRACT YEAR	SALES
Contract Year 3 (2007)	*
Contract Year 4 (2008)	*
Contract Year 5 (2009)	*
Contract Year 6 (2010)	*
Contract Year 7 (2011)	*

Renewal Term:

CONTRACT YEAR excluding Contract Year 8 (2012) and Contract Year 9 (2013)	SALES
Contract Year 10 (2014)	*
Contract Year 11 (2015)	*
Contract Year 12 (2016)	*

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

SCHEDULE 8.2 GUARANTEED MINIMUM ROYALTIES (GMR)

The minimum royalty shall be * in Contract Year 1 (2005) and * in Contract Year 2 (2006).

In each subsequent Contract Year, other than with respect Contract Year 8 (2012) and Contract Year 9 (2013) (which minimum royalty amounts are set forth separately below), the minimum shall be * in the prior Contract Year and the following base amount for such Contract Year:

Initial Term:

CONTRACT YEAR	MINIMUM ROYALTY
Contract Year 3 (2007)	*
Contract Year 4 (2008)	*
Contract Year 5 (2009)	*
Contract Year 6 (2010)	*
Contract Year 7 (2011)	*

Renewal Term:

CONTRACT YEAR (excluding Contract Year 8 (2012) and Contract Year 9 (2013)	MINIMUM ROYALTY
Contract Year 10 (2014)	*
Contract Year 11 (2015)	*
Contract Year 12 (2016)	*

The minimum royalty shall be * in Contract Year 8 (2012).

The minimum royalty shall be * in Contract Year 9 (2013).

For the Contract Year 2 (2006), royalties in excess of the GMR will only be payable on sales that generate royalty revenue in excess of *.

Payment of Guaranteed Minimum Royalties: The minimum royalty for each Contract Year shall be paid in advance in four (4) equal quarterly installments, on the first day of Licensor’s fiscal quarters commencing January 1, 2006.

*	CONFIDENTIAL PORTION OF THIS EXHIBIT OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO RULE 24b-2 OF THE 1934 ACT

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